Supplement dated June 24, 2022 to Prospectuses and Summary Prospectuses dated April 29, 2022
Prospectus Form #
Product Name	National	New York
RiverSource® RAVA 5 Advantage® Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	PRO9101_12A_01 (4/22) USP9101_12_A01_(4/22)	PRO9102_12A_01 (4/22) USP9102_12_A01_(4/22)
The information in this supplement updates and amends certain information regarding offering of your variable annuity contracts. Please read it carefully and keep it with your variable annuity contract product prospectus. Except as modified in the supplement, all other terms and information contained in the prospectus remain in effect and unchanged.
Effective June 25, 2022, contracts of RiverSource® RAVA 5 Advantage® Variable Annuity (Offered for contract applications signed on or after April 29, 2019) are no longer available for sale.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
LIT9101-0001_(06/22)